Exhibit 99.1

PRIMO WATER CORPORATION

SUPPLEMENTAL REGULATION FD DISCLOSURE

DATED MAY 14, 2018

This exhibit shall not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

The information contained in this Supplemental Regulation FD Disclosure (this “Supplemental Disclosure”) is not complete and is being furnished solely for Regulation FD compliance purposes. For additional information, readers should refer to Primo Water Corporation’s Annual Report on Form 10-K for the year ended December 31, 2017, filed on March 7, 2018, and Quarterly Report on Form 10-Q for the quarter ended March 31, 2018, filed on May 9, 2018, and the Company’s other filings with the Securities and Exchange Commission (the “SEC”).

Unless otherwise indicated or required by the context, in this Supplemental Disclosure, the “Company,” “we,” “us” and “our” and similar terms refer to Primo Water Corporation and its subsidiaries. References to our “common stock” refer to the common stock of Primo Water Corporation.

This Supplemental Disclosure contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are intended to be covered by the “safe harbor” created by those sections. Forward-looking statements include information concerning our possible future results of operations, business strategies, competitive position, potential growth opportunities, potential market opportunities and the effects of competition. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipates,” “believes,” “could,” “seeks,” “estimates,” “expects,” “forecasts, “ “may” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Examples of forward-looking statements include, among others, statements we make regarding our possible future results of operations, business strategies, competitive position, potential growth opportunities, potential market opportunities, the proposed refinancing of our senior debt, and the effects of competition. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our dependence on a small number of large retailers for a significant portion of our consumer sales, and retailer and consumer acceptance of our products; the consolidation of retail customers and disruption of the retail business model; our ability to effectively manage our expanded operations following our acquisition of Glacier Water Services, Inc.; the highly competitive environment in which we operate and competitors with greater resources than ours; our dependence on independent bottlers, distributors and suppliers in our Exchange business; our ability to effectively manage our distributor operations and engage distributors able to manage growth effectively; our ability to attract and retain qualified personnel; potential expansion into international markets and the management of risks associated with such expansion; the potential for significant disruptions with respect to our Chinese manufacturers, and the risk that the current U.S. presidential administration may implement changes in international trade relations with China harmful to our business and operations; maintaining effective quality, environmental, health and safety standards; our ability to effectively comply with applicable laws, rules, regulations and standards in various jurisdictions; our ability to protect our intellectual property; our inability to refinance our senior debt; and the other risks described more fully in our filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2017, filed on March 7, 2018, our Quarterly Report on Form 10-Q for the period ended March 31, 2018 filed on May 9, 2018 and our subsequent filings under the Exchange Act. Therefore, you should not rely on any of these forward-looking statements. We urge you to consider those risks and uncertainties in evaluating our forward-looking statements. All subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by the applicable cautionary statements. We further caution readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Except as otherwise required by the federal securities laws, we undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Recent Developments

On May 14, 2018, we entered into an Engagement Letter with SunTrust Bank and SunTrust Robinson Humphrey, Inc. regarding a potential refinancing (the “Proposed Refinancing”) of our existing outstanding senior indebtedness incurred in connection with the term and revolving credit facilities established with Goldman Sachs pursuant to the Credit and Guaranty Agreement entered into with Goldman Sachs in December 2016 (the “Goldman Credit Facilities”). We currently are in negotiations regarding the Proposed Refinancing and anticipate closing it in June 2018. The Proposed Refinancing contemplates up to a $200 million senior term loan facility and up to a $50 million senior revolving credit facility (the “SunTrust Credit Facilities”). The interest rates applicable to the SunTrust Credit Facilities would be the lower of (i) LIBOR or (ii) a base rate (which is the higher of (a) SunTrust’s then-current prime lending rate, (b) the then-current Federal Funds rate plus 0.5% per annum or (c) LIBOR plus 100 basis points), in each case, plus an applicable margin based upon our then-current debt/EBITDA ratio. The SunTrust Credit Facilities would mature on the fifth anniversary of the closing date and would be secured by a first-priority security interest in and lien on substantially all of our assets. If we consummate (a) the offering contemplated hereby and repay outstanding borrowings under the Goldman Credit Facilities and (b) the Proposed Refinancing on June 30, 2018 on the terms summarized above, we estimate that we would save between $5.25 million and $5.75 million in interest expense in the second half of 2018 (assuming an interest rate of LIBOR plus 2.50% under the SunTrust Credit Facilities).

The consummation of the Proposed Refinancing is subject to the satisfaction of various contingencies and conditions, including successful syndication. There can be no assurance that the Proposed Refinancing will be consummated or, if it is, that it will be consummated on the terms described above or that the Proposed Refinancing will result in the estimated interest expense savings summarized above.